                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 20, 1995
                Date of Report (date of earliest event reported)

                               ALTERA CORPORATION
             (Exact name of Registrant as specified in its charter)

          California                      0-16617               77-0016691
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              2610 Orchard Parkway
                               San Jose, CA 95134
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 894-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         In a press release disseminated on June 20, 1995, the registrant publicly announced that it has completed the purchase of approximately 25 acres of undeveloped land located near the registrant's current location in Northern California. The land will be used for development of a new corporate facility. The purchase price of the land was $20,000,000.

Item 7.  Financial Statements and Exhibits.

         A copy of the registrant's press release announcing the purchase of land for its new corporate facility is attached hereto as an exhibit and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 1995

                                                        Altera Corporation

                                                        By: /s/ Martin R. Baker
                                                            -------------------
                                                            Martin R. Baker
                                                            Secretary

                                       -3-


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                                INDEX TO EXHIBITS

       EXHIBIT                     DESCRIPTION                     PAGE
       -------                     -----------                     ----
        99.3         Press Release disseminated June 20, 1995

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                                                                   EXHIBIT 99.3


EDITOR CONTACT:
Paul Newhagen, Vice President - Administration
Altera Corporation
San Jose, CA
(408) 894-7000

                                                     FOR RELEASE JUNE 20, 1995

                        ALTERA ANNOUNCES LAND PURCHASE

        San Jose, California, June 20, 1995 -- Altera Corporation (Nasdaq:
ALTR) announced today that it has completed the purchase of approximately 25 acres of undeveloped land located near Altera's current location in northern San Jose. The land will be used for development of a new corporate headquarters facility. Construction will begin in late 1995 for occupancy in 1997. Complete development of the site is expected to ultimately reach about 500,000 square feet of building space.

        "We are pleased to have completed this land purchase," stated Rodney Smith, Altera's President and CEO. "This project will help provide for the Company's growth, and at the same time, permit Altera to plan and control the costs of its facilities."

        Altera Corporation, founded in 1983, is a leader in high-performance, high-density programmable logic devices and associated computer aided engineering (CAE) logic development tools. Programmable logic devices are semiconductor chips that offer on-site programmability to customers. The chips are programmed with tools that run on personal computers or engineering workstations. User benefits include ease of use, lower risk, and fast time-to-market. The Company offers the broadest line of CMOS programmable logic devices that address high-speed, high-density, and low-power applications. Altera products serve a broad range of market areas, including communications, computers, and industrial applications. Altera Common Stock is traded on The Nasdaq Stock Market under the symbol ALTR.

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